Exhibit 32.1

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350

Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Herbalife Ltd., or Company, on Form 10-Q for the fiscal quarter ended March 31, 2012 as filed with the U.S. Securities and Exchange Commission on the date hereof, or Report, and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Company certifies that:

•	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ MICHAEL O. JOHNSON
Michael O. Johnson
Dated: April 30, 2012		Chief Executive Officer

	By:	/s/ JOHN DESIMONE
John DeSimone
Dated: April 30, 2012		Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.